EXHIBIT 32(b)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 of Kate Spade & Company (the “Company”) on Form 10-K/A for the period ending December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George M. Carrara, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George M. Carrara
George M. Carrara
President and Chief Operating Officer
Date: April 28, 2017

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-K/A or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to Kate Spade & Company and will be retained by Kate Spade & Company and furnished to the Securities and Exchange Commission or its staff upon request.